Service Shares – Ticker Symbol CEFRX, CUSIP 207267204

Congressional Effect Fund of the Congressional Effect Family of Funds
Service Shares PROSPECTUS September 7, 2010 Managed By: Congressional Effect Management, LLC 420 Lexington Avenue Suite 601 New York, NY 10170

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary

Investment Objective.  The investment objective of the Congressional Effect Fund (the “Fund”) is capital appreciation and income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Service Shares2
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	1.00%
Acquired Fund Fees and Expenses	0.30%
Other Expenses	3.42%
Total Annual Fund Operating Expenses	5.72%
Fee Waiver and/or Expense Reimbursement 1	2.92%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1	2.80%

1 Congressional Effect Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.50%. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.50% expense limitation. The current contractual agreement cannot be terminated prior to October 1, 2011 without the Board of Trustees’ approval.

2 Since the Service Shares are a new class, the “Acquired Fund Fees and Expenses”, “Other Expenses” and “Total Annual Fund Operating Expenses” in the table are estimated based on actual expenses incurred by the Investor Shares of the Fund for the fiscal year ended December 31, 2009. As a result, the actual expenses and fees may be more or less than those stated.

Example.  This Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the

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same, and the contractual agreement to limit expenses remains in effect only until October 1, 2011.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Service Shares	$283	$1,444	$2,588	$5,377

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 2996% of the average value of its portfolio.

Principal Investment Strategy of the Fund.  The Fund’s principal investment strategy is generally designed to invest in the S&P 500 on days when Congress is “out of session” (not meeting) and to invest in interest-bearing domestic securities or to otherwise be out of the stock market when Congress is “in session” (meeting).  The Adviser believes that the Fund’s investment methodology minimizes investment exposure and risk when Congress is in session, while fully investing in the S&P 500 when Congress is out of session.   Since the Fund generally will not be exposed to the U.S. stock market when Congress is in session, the Fund may not be able to achieve its goal of capital appreciation during these periods. Additionally, because the Fund’s investment strategy involves movements of a substantial portion of the portfolio in and out of the stock market, the Fund’s portfolio turnover rate is substantial.

When Congress is in session, the Fund’s goal is for 90% or more of its assets to be out of the U.S. stock market.  Accordingly, when Congress is in session the Fund will generally invest 90% or more of its assets in interest-bearing instruments, including, without limitation, treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments and money market funds (collectively, “Cash and Cash Equivalents”), or take other appropriate steps to ensure that 90% or more of the Fund’s assets effectively avoid U.S. stock market exposure. For example, if the Fund holds long positions in the S&P 500 index when Congress goes in session, the Fund may convert these positions to Cash and Cash Equivalents by selling them or may enter into offsetting short positions in the S&P 500 index to avoid market exposure.

When Congress is not in session, the Adviser may invest the Fund in one or more types of S&P 500 index futures contracts in order to approximate the performance of the S&P 500; however, in these cases the Fund will typically remain invested in Cash and Cash Equivalents with 90% or more of its assets, in part, in order to collateralize its futures contracts positions.  Accordingly, the Fund will seek to generate capital appreciation from its investments in S&P 500 futures contracts and income from Cash and Cash Equivalents when Congress is not in session.  There is no limit on the amount of the Fund’s assets that may be invested in futures contracts.

Notwithstanding the foregoing, the Fund may also invest 90% or more of its assets in S&P 500 exchange-traded funds (ETFs) or index mutual funds, or may take any other investment approach with such assets to approximate the performance of the S&P 500 when Congress is out of session.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•	Market Risk: Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.

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Management Style Risks:  The Adviser’s investment strategy may be ineffective or otherwise not produce expected results, either for short or long-term periods.  Therefore, there is no guarantee that the Fund’s management style will produce desired results, and the Fund may lose money.

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Risks Related to Determining Whether Congress is in Session: While the Adviser periodically (at least daily) inquires as to whether each house of Congress is in session, the Adviser may not be able to make an accurate determination as to whether or not Congress is in session or intends to be in session at all times

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due to difficulties in obtaining legislative schedules, and unexpected or unannounced changes in such schedules.  Because implementing the Fund’s investment strategy substantially depends on accurately determining when Congress is in session, inaccurate information about whether or not Congress is in session could negatively impact the performance of the Fund.

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Risks Related to Using Derivative Instruments:  The Fund may invest in derivatives such as futures contracts, option contracts, and other derivatives contracts in order to participate in the performance of the S&P 500. Derivative instruments involve risks different from direct investments in their underlying securities, especially regarding potential illiquidity, risk of counterparty failure and risk of imperfect correlation between the derivative instrument and its underlying asset. Realization of any of these risks could cause the Fund to lose value.

•	Futures Risk: There are significant risks associated with the Fund’s use of futures contracts, including the Adviser's ability to predict movements in the prices of individual securities.

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Leverage Risk:  Certain types of the Fund’s investments (e.g. futures) may involve the use of leverage, so the Fund may employ leveraged investment techniques.  Use of leverage can magnify the effects of changes in the value of a securities portfolio and make it more volatile.

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Risks Related to Investing in Other Funds:  The Fund’s investment strategy involves, among other things, investments that track the S&P 500.  To the extent that these or other Fund investments are in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

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Sector Risks:  The Fund may invest assets in securities of a particular sector that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

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Small and Mid-Cap Company Risk:  The Fund may invest the Fund’s assets in securities of particular companies that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity, which may include stocks of small and mid-cap size companies that have more risks than larger companies.  In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development.  Due to these and other factors, smaller companies may be more susceptible to market downturns, and their stock prices may be more volatile.

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Tax-Related Risks: Because the Fund’s investment strategy involves movements of a substantial portion of the Fund’s portfolio in and out of the market, the Fund is not a tax-efficient fund. Net capital gains generated by the Fund are generally expected to be treated as short term gains taxed as ordinary income, except to the extent such gains are offset by losses from prior years. Accordingly, investors with taxable accounts are subject to the risk of substantial tax consequences from their investment.

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Market Timing Risk:  Because the Fund generally only expects to achieve capital appreciation during periods when Congress is out of session, the Fund may be susceptible to market timers who attempt to invest in the Fund immediately before Congress is in recess, and divest from the Fund immediately before Congress convenes.  Such market timing could present risks for other shareholders with long-term interests in the Fund, which may include, among other things, increased brokerage and administrative costs and an increase in costs to shareholders due to a decrease in the Fund’s asset base.

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Fixed Income Risks:  There are risks associated with the potential investment of a Fund’s assets in fixed income investments (including, without limitation, Cash and Cash Equivalents), which include credit risk, interest risk, maturity risk and investment-grade securities risk.

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Interest Rate Risk:  Increases in interest rates typically lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Shares from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad-based securities market index.  The performance information presented is the performance of Investor Shares only.  Service Shares would have substantially similar annual returns as Investor Shares because (i) both classes of shares are invested in the same portfolio of securities and (ii) the annual returns would differ only to the extent that Investor Shares and Service Shares do not have the same expenses.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting the Fund’s website at http://www.congressionaleffectfund.com or by calling the Fund at 888-553-4233.

Quarterly Returns During This Time Period

Highest	4.73% (quarter ended June 30, 2009)

Lowest	-4.52% (quarter ended March 31, 2009)

Average Annual Total Returns – Investor Shares (For the Period Ended December 31, 2009)	Past 1 Year	Life of Fund (since May 23, 2008)
Before taxes	-4.41%	-4.11%
After taxes on distributions	-4.41%	-4.19%
After taxes on distributions and sale of shares	-2.87%	-3.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-10.78%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown only for Investor Shares and after-tax returns for other classes will vary.

Management

Congressional Effect Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Mr. Singer is the managing member of the Adviser and has served as the portfolio manager of the Fund since May 23, 2008.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund’s Service Shares is $1,000 and the minimum subsequent investment for is $250 ($100 under an automatic investment plan).  You can purchase or redeem Fund shares on any business day the New York Stock Exchange is open directly from the Fund by mail, facsimile, telephone or bank wire, as follows:

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Orders by mail should be sent to the Congressional Effect Fund - Service Shares, c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904.  Orders by facsimile should be transmitted to 215.830.8995.  Please call the Fund at 888.553.4233 to conduct telephone transactions or to receive wire instructions for bank wire orders.

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The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Investment Objective

The Fund’s investment objective is capital appreciation and income. The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

Investment Philosophy

The Adviser agrees with Thomas Paine that “that government is best which governs least.” The Adviser believes that this is particularly true with respect to the effect on the U.S. stock markets of actions and proposed actions of the U.S. Congress.

What is the “Congressional Effect?”  The Adviser has analyzed empirical data from January 1, 1965 to December 31, 2009 to determine the performance of the S&P 500 Index1 on days that Congress was “in session” (a day when either house of Congress meets for business) and “out of session” (a day when neither house of Congress met).  For the period from January 1, 1965-December 31, 2009, according to the Library of Congress, Congress was in session each year an average of approximately 66% of eligible business days and out of session an average of approximately 34% of eligible business days.  During this period, the S&P 500 had an average annualized price gain of 16.04% (an average daily price increase of 0.06%) on days when Congress was not in session, and an average annualized price gain of 0.94% (an average daily price increase of 0.001%) on days when Congress was in session.2  The average annualized price gain for all days during the period was 5.9% (an average daily price increase of 0.03%).3   The Adviser believes that these gains are not coincidental, but rather reflect the cumulative effect of unintended adverse consequences on the U.S. stock market from anticipated and actual Congressional legislative initiatives.  The Adviser calls this effect the “Congressional Effect”.

How does the Congressional Effect relate to the management of the Fund?  The Fund’s principal investment strategy has been designed in an effort to take advantage of the Congressional Effect.  As explained in detail below under “Investment Methodology”, the Fund generally will invest in the U.S. stock market on days when Congress is not in session and will be out of the U.S. stock market on days when Congress is in session.

To what does the Adviser attribute the Congressional Effect?   In general, investors in the U.S. stock market react negatively to uncertainty in the market, which typically causes stock prices to decline.  The Adviser believes that Congressional actions and potential Congressional actions are two important factors that create market uncertainty, and the Adviser believes that together they cause the Congressional Effect.  The Adviser attributes the Congressional Effect to its belief that, generally, (i) more political initiatives are announced when Congress is in session than when it is not; (ii) political initiatives are adopted only when Congress is in session; (iii) news media provides greater coverage of Congressional proposals when Congress is in session than when Congress is not in session; (iv) individual companies or industries that have had recent, high profile issues are often subject to Congressional hearings; and (v) market participants, as a result of (i)-(iv), are more likely to react to Congressional initiatives on days when Congress is in session than on days when it is not.  The Adviser believes the Congressional Effect primarily results from investor fear and uncertainty about what Congress does, or proposes to do, or may do or propose to do, that may alter the existing competitive environment for many companies and industries.

1 In calculating these price gains, the Adviser used the performance of the S&P 500 without including dividends due to difficulties in obtaining daily data.  If dividends had been included, the performance numbers for both in and out of session days would have been higher.

2 Other researchers have examined empirical data prior to January 1, 1965, and purport to have found results that also suggest a Congressional Effect (as defined herein) on the U.S. stock market during these earlier periods; however, the Adviser’s own research only goes back to January 1, 1965.  Therefore, the Adviser makes no representation with respect to prior periods.  There can be no assurance that the same correlation observed for the period from January 1, 1965 to December 31, 2009 between days when Congress is in or out of session and the performance of the S&P 500 Index will also be observed in the future.

3 The S&P 500 index does not have an investment adviser and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, all of its returns would be lower.

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Does the Adviser have examples that demonstrate the Congressional Effect?  While the Adviser believes that the Congressional Effect is the cumulative effect of Congressional action, the Adviser believes it can be understood by looking at some examples of possible market reactions to Congressional action.  For example, if Congress were to raise taxes or impose stricter regulatory controls on a particular industry, the Adviser would expect to see the stock prices for companies in that industry to fall in reaction to such Congressional action.  Of course, the U.S. stock market and particular industries may react positively to specific Congressional actions as well, such as if Congress were to lower taxes or reduce regulatory controls.  For example, in 1997, Congress made significant tax cuts and the average annualized increase of the S&P 500 during the year was 59.53% (an average daily price increase of 0.18%) on days when Congress was in session, and -4.56% (an average daily price decrease of 0.02%) on days when Congress was not in session.  The average annualized return for all days during the year was 30.87% (an average daily price increase of 0.11%).  However, based on its research, the Adviser believes that over time, the aggregate effect of market responses to Congress’s actions when it is in session have caused the U.S. stock market, as represented by the S&P 500, to perform significantly better on days when Congress is out of session.

Does the Adviser believe the Congressional Effect drives all returns in the U.S. stock market?  No.  Numerous factors influence the U.S. stock market, and these factors outweigh the Congressional Effect at different times and during different periods.  For example, the Adviser believes that during a “bull market” (periods of investor confidence and market appreciation), the S&P 500 will generally perform well regardless of whether or not Congress is in session.  Likewise, the Adviser believes that during a “bear market” (periods of investor pessimism and declining market trends), the S&P 500 will generally decline without regard to Congress’s working status.  In addition, as noted above, there are times when Congress’s actions positively effect the U.S. stock market, leading to higher returns when Congress is in session than out of session.    And there are times, particularly over short periods, when the market will rise or decline due to economic, market or other influences unrelated to Congress’s session status.  As during 1997 (described above), there are periods when the in session returns will exceed the out of session returns.  For example, during the period January 1, 1995 to December 31, 1999, the S&P 500 had an average annualized return of 17.0% (an average daily price increase of 0.06%) on days when Congress was not in session, and an average annualized return of 31.3% (an average daily price increase of 0.11%) on days when Congress was in session.  The average annualized return for all days during the period was 26.1% (an average daily price increase of 0.09%).  However, as previously noted, the Adviser believes, based on its own research, that over time the aggregate effect of market responses to Congress’s actions when it is in session have caused the S&P 500 to perform significantly better on days when Congress is out of session. The Adviser’s research was on the performance of the S&P 500 Index only; therefore, the Adviser does not know whether the Congressional Effect extends to other indices or markets. The Adviser believes that the Congressional Effect is observed over the long-term, and therefore, investment in the Fund is best suited for long-term investors.

Investment Methodology

The Fund’s principal investment strategy is designed to take advantage of the Congressional Effect by generally investing in the S&P 500 on days when Congress is “out of session” and investing in interest-bearing domestic securities or otherwise being out of the stock market when Congress is “in session”.  The Adviser defines a day when Congress is “in session” as being a day when either house of Congress is open for business for any part of a day. 4  Days that are not “in session” days are “out of session”.  The Adviser believes that the Fund’s investment methodology minimizes investment exposure and risk when Congress is in session, while fully investing in the S&P 500 when Congress is out of session.   Since the Fund generally will not be exposed to the U.S. stock market when Congress is in session, the Fund will not be able to achieve its goal of capital appreciation during these periods.

4 Without limitation, “pro forma” sessions (where Congress opens and then closes immediately purely to establish that it opened on a particular day), days on which a Congressional committee meets that is not otherwise a day that Congress is open for business, days where Congress is closed due to inclement weather, and days that are “district work periods” (where members of Congress return to their respective districts and Congress is in recess) are not “in session” days.

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In-Session Investments

When Congress is in session, the Fund’s goal is for 90% or more of its assets to be out of the U.S. stock market.  Accordingly, when Congress is in session the Fund will generally invest 90% or more of its assets in interest-bearing instruments, including, without limitation, treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments and money market funds (collectively, “Cash and Cash Equivalents”), or take other appropriate steps to ensure that 90% or more of the Fund’s assets effectively avoid U.S. stock market exposure. For example, if the Fund holds long positions in the S&P 500 index when Congress goes in session, the Fund may convert these positions to Cash and Cash Equivalents by selling them or may enter into offsetting short positions in the S&P 500 index to avoid market exposure.

                          Long and Short Positions

A long position represents an ordinary purchase of a common stock.

A short position is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.

Out of Session Investments

When Congress is not in session, the Adviser may invest the Fund in S&P 500 index futures contracts and E-mini S&P 500 index futures contracts in order to approximate the performance of the S&P 500; however, in these cases the Fund will typically remain invested in Cash and Cash Equivalents with 90% or more of its assets, in part, in order to collateralize its futures contracts positions.  Accordingly, the Fund will seek to generate capital appreciation from its investments in S&P 500 futures contracts and income from Cash and Cash Equivalents when Congress is not in session.  There is no limit on the amount of the Fund’s assets that may be invested in futures contracts.

Notwithstanding the foregoing, the Fund may also invest 90% or more of its assets in S&P 500 exchange-traded funds (ETFs) or index mutual funds, or may take any other investment approach with such assets to approximate the performance of the S&P 500 when Congress is out of session.
Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Index futures contracts essentially try to predict what the value of an index will be at some date in the future. Investors take long positions in index futures contracts when they believe that the value of the index will increase. The futures exchanges have set the price of S&P 500 index futures contracts as the value of the S&P 500 multiplied by $250 and the price of E-mini S&P 500 index futures contracts as the value S&P 500 multiplied by $50. An E-mini S&P 500 index futures contract is a futures contract that is one-fifth the size of the standard S&P 500 index futures contract. A full point of movement up or down in the S&P 500 results in a change of value of the index futures contract per point gained or lost on the index of $250 per point for S&P 500 index futures contracts and $50 per point for E-mini S&P 500 index futures contracts. The profits and losses of an S&P 500 index futures contract depends on the daily movements of the S&P 500 and are calculated on a daily basis. Unlike the stock market, futures positions are settled on a daily basis, which means that gains and losses from a day's trading are deducted or credited to a person's account each day. There is generally one delivery date for S&P 500 index futures contracts and E-mini S&P 500 index futures contracts each month. A majority of futures contracts get “closed out” before the delivery date, which is typically accomplished by taking an offsetting position in the index futures contract, so no physical delivery actually takes place.
To invest in an S&P 500 index futures contract, the Adviser will open (purchase) a contract taking a long position with a futures exchange clearinghouse.  The delivery date for the S&P index futures contract is generally the date that is closest to the date that the Adviser expects Congress to be back in session. The futures exchange will require that the Fund open a margin account with a prime broker where it must deposit in cash or securities a certain percentage of the futures contract price (usually 5-15%).  The Fund will earmark or segregate Cash and Cash Equivalents or other assets sufficient to cover the remaining portion of the futures contract price.  Each day, as the S&P 500 goes up or down, the Fund’s margin account will be credited or reduced by an amount per point gained or lost on the S&P 500 index that day equal to $250 per point for S&P 500 index futures contracts and $50 per point for E-mini S&P 500 index futures contracts.  To close out the contract, the Fund will take a short position in an S&P 500 index futures contract or E-mini S&P 500 index futures contract, as applicable.  There will be a final adjustment to the margin account at the end of the day, and then the position will be closed.

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The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent the Fund uses futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Other Principal Investments

In addition to the principal investment strategies described above, and without regard to whether Congress is in session or out of session, the Fund may also invest up to 10% of its assets in long and short positions in sectors, industries, stocks and/or derivative positions (such as options) that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity.  The Fund will take a long position in these investments when it anticipates an increase in value of the underlying investment, and it will take a short position when it anticipates a decrease in the value of the underlying investment.  To determine which sector, industry, stock and/or derivative investments to make for the Fund, the Adviser will consider a number of factors including, without limitation, the following:

•	pending or potential hearings, proposals or legislation that may affect particular industries or companies, both positive and negative;

•	assessments of the likelihood of particular legislation being proposed or enacted; and

•	the relative earnings, growth, cash-flow prospects, and capital structures of companies and industries that may be affected by potential legislation, both positive and negative.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in Cash and Cash Equivalent Positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Additional Information About the Fund’s Investment Objective and Strategy. An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.   As noted above, the Adviser believes that the Congressional Effect is observed over the long-term; therefore, investment in the Fund is best suited for long-term investors.

Portfolio Turnover. The Fund will buy and sell portfolio securities in response to whether Congress is in session or out of session, without regard to the length of time they have been held. The Adviser moves substantially all of the Fund’s portfolio from “in session” investments (Cash and Cash Equivalents) to “out of session” investments (securities and other instruments that approximate performance of the S&P 500) and vice versa each time Congress changes its session status. Since Congress’s in session status can change daily, the Fund’s portfolio will be changed rapidly (e.g., within a single trading day) a number of times during the year. Since portfolio turnover involves paying brokerage commissions and other transaction costs, portfolio changes cause additional expenses for the Fund. High rates of portfolio turnover lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders at least once annually, increasing shareholders’ taxable distributions. The Fund’s portfolio turnover will generally be substantial. Accordingly, net capital gains generated by the Fund are generally expected to be short-term capital gains are taxable as ordinary income, except to the extent offset by prior year losses.	“Portfolio Turnover” is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

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Principal Risks of Investing in the Fund

All investments carry risks, and investment in the Fund is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Fund.  To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

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Market Risk:  Stock prices are volatile.  Market risk refers to the risk that the value of the Fund’s portfolio may be affected by market influences other than the Congressional Effect.  The value of the S&P 500 securities in the Fund’s portfolio may decline due to fluctuations in the securities markets generally.  Accordingly, the Fund’s performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.  In a declining stock market, stock prices for all companies (including the S&P 500 and any stocks in the Fund’s portfolio) may decline, regardless of their long-term prospects or the Congressional Effect.

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Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objectives is directly related to the Adviser’s investment of the Fund’s assets.  The Fund’s principal investment strategy and investment methodology is based on the Congressional Effect, but this investment strategy and methodology has not yet been applied in practice.  The Adviser’s use of an investment strategy based on the Congressional Effect may be ineffective because the Congressional Effect may not produce expected results, either for short or long-term periods.  Moreover, the Fund cannot give any guarantee that the Congressional Effect observed during past periods will continue to be observed in the future.  Therefore, there is no guarantee that the Fund’s management style will produce the desired results, and the Fund may lose money.

•
Risks Related to Determining Whether Congress is in Session: While the Adviser periodically (at least daily) inquires as to whether each house of Congress is in session, the Adviser may not be able to make an accurate determination as to whether or not Congress is in session or intends to be in session at all times due to difficulties in obtaining legislative schedules, and unexpected or unannounced changes in such schedules.  Because the Fund’s investment strategy substantially depends on accurately determining when Congress is in session, inaccurate information about whether or not Congress is in session could negatively impact the performance of the Fund.

•
Risks Related to Using Derivative Instruments:  The Fund may invest in derivatives such as future contracts, option contracts, and other derivatives contracts in order to participate in the performance of the S&P 500 when Congress is out of session as described above.  A derivative instrument is generally one whose value depends on (or is derived from) the value of the underlying assets, interest rate, or index.  Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•
Futures Risk: There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of the investment strategy depends on the Adviser's ability to predict movements in the prices of individual securities (e.g., S&P 500 futures), fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may  restrict trading in futures contracts.  In addition, the Fund’s focus on S&P 500 futures tends to increase  its  market exposure.

•
Leverage Risk:  Certain types of the Fund’s investments (e.g. futures) may involve the use of leverage, so the Fund may employ leveraged investment techniques.  Use of leverage can magnify the effects of

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changes in the value of a securities portfolio and make it more volatile.  The leveraged investment techniques that the Fund employs will likely cause investors to lose more money in adverse environments.

•
Risks Related to Investing in Other Funds:  The Fund’s investment strategy involves, among other things, investing in other investment companies, such as ETFs and other investment companies that track the S&P 500.  Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and their affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  Accordingly, the 3% limitation may prevent the Fund from allocating their investments in the manner the Adviser considers optimal.

To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Sector Risks:  As described above, the Fund may invest the Fund’s assets in securities of a particular sector that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest in more heavily will vary.

•
Small and Mid-Cap Company Risk:  As described above, the Fund may invest the Fund’s assets in securities of particular companies that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity, which may include stocks of small and mid-cap size companies that have more risks than larger companies.  The capitalization (“cap”) of a company refers to the value of its outstanding securities.  You can calculate a company’s capitalization by multiplying the number of its outstanding shares by the current market price of those shares.  The largest publicly traded stocks generally have a market capitalization of over $250 billion while the smallest publicly traded stocks may have a market capitalization of under $50 million.  The Fund defines a mid-cap stock as one that has a market capitalization of at least $2 billion, but no more than $5 billion.  The Fund defines a small-cap stock as one that has a market capitalization under $2 billion.  In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development.  Further, there is typically a smaller market for the securities of a mid-cap or small-cap company than for the securities of a large company.  Due to these and other factors, smaller companies may be more susceptible to market downturns, and their stock prices may be more volatile.

•
Tax-Related Risks: Because the Fund’s investment strategy involves movements of a substantial portion of the Fund’s portfolio in and out of the market, the Fund is not a tax-efficient fund. Net capital gains generated by the Fund are generally expected to be treated as short term gains taxed as ordinary income, except to the extent such gains are offset by losses from prior years. Accordingly, investors with taxable accounts are subject to the risk of substantial tax consequences from their investment.

•	Market Timing Risk: Because the Fund generally only expects to achieve capital appreciation during periods when Congress is out of session, the Fund may be susceptible to market timers who attempt to

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invest in the Fund immediately before Congress is in recess, and divest from the Fund immediately before Congress convenes.  Such market timing could present risks for other shareholders with long-term interests in the Fund, which may include, among other things, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, forcing the Fund to hold excess levels of cash to meet redemption requests, and an increase in costs to shareholders due to a decrease in the Fund’s asset base. Although the Fund has adopted certain policies and procedures intended to identify and to discourage frequent trading, including a redemption fee, it cannot ensure that all such activity can be identified or terminated.

•
Fixed Income Risks:  There are risks associated with the potential investment of a Fund’s assets in fixed income investments (including, without limitation, Cash and Cash Equivalents), which include credit risk, interest risk, maturity risk and investment-grade securities risk.  These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  Additional information about fixed income risks can be found in the SAI.

•
Interest Rate Risk:  Increases in interest rates typically lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.  Also, to the extent the Fund invests in debt instruments, the value of such debt instruments will increase or decrease inversely with increases and decreases in interest rates.

Disclosure of Portfolio Holdings.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

MANAGEMENT

Investment Adviser.  Congressional Effect Management, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio.  The Adviser’s principal office is located at 420 Lexington Avenue, Suite 601, New York, NY 10170.  The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.00% of the average daily net asset value of the Fund.  The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses,” as indicated in the fee table. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees. During the fiscal year ended December 31, 2009, the Adviser waived a portion of its advisory fee in the amount of $45,721.  As a result, the Fund did not pay an advisory fee to the Adviser in the fiscal year ended December 31, 2009.

Prior to the Fund’s inception, the Trustees approved the Advisory Agreement, with an original term of two years. A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for the Fund, assuming it is approved, will be available in the Fund’s semi-annual report for the period ending June 30, 2010.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

The Adviser was formed in late 2007 and is controlled by Eric T. Singer.  Mr. Singer is the managing member of the Adviser and has served in that capacity since its founding.  Mr. Singer also serves as the portfolio manager for the Adviser. In addition, he serves as a Trustee of the Trust and the President and sole portfolio manager for the Fund.  Since 2007, Mr. Singer has also been a Managing Director of Pelion Securities Corporation (“Pelion”). Prior to joining Pelion, from 2003-2007, Mr. Singer was a Managing Director in investment banking at Pali Capital, Inc. and, from 1999-2003, at H.C. Wainwright & Co, Inc. While at Pelion and Pali, Mr. Singer also managed hedge funds.  From 1990 through 1999, he was an Executive Vice President and Co-Head of investment

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banking at Gerard Klauer & Mattison Co., Inc., an institutional banking and equities research firm. He began his career at Smith Barney in Mergers and Acquisitions and later joined PaineWebber as a Senior Vice President and the Head of New Products.

Mr. Singer is a graduate of the Bronx High School of Science, SUNY at Stony Brook, where he was Phi Beta Kappa, and Cornell Law School, where he was on Law Review.  He holds Series 7, 24 and 63 licenses.

The SAI provides additional information about Mr. Singer’s compensation, other accounts he manages and his ownership of securities in the Fund.

Board of Trustees.  The Fund is a series of the Congressional Effect Family of Funds, a diversified, open-end management investment company organized as a Delaware statutory trust on December 21, 2007.  The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Administration

Custodian.  Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration and Distribution.  Matrix Capital Group, Inc. (“Matrix”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services.  In addition, Matrix serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated below under the caption “Investing in the Fund,” Matrix will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares.  Matrix also serves as the Fund’s principal underwriter.  Matrix may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act.  The Distribution Plan provides that the Fund may compensate or reimburse Matrix for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).  The services provided by Matrix may include the review of sales and marketing literature and submission to the Financial Industry Regulatory Authority, Inc. (“FINRA”); FINRA record keeping; quarterly reports to the Fund's Board of Directors, fulfillment and other distribution services.  Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders.  Matrix may also retain a portion of these fees as the Fund’s distributor.

The Fund charges 12b-1 fees for Service Shares.  Pursuant to the Distribution Plan, the Fund may annually pay Matrix up to 1.00% of the average daily net assets of the Fund’s Service Shares (0.25% for service fees and 0.75% for distribution fees).  Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain Expenses.  In addition to the 12b-1 fees for the Service Shares and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Multiple Share Classes. The shares offered by this Prospectus are Service Shares offered through institutions like broker-dealers, banks, insurance, companies, and other financial intermediaries.  The Funds also offer two other classes of shares, the Investor Shares and Institutional Shares, which have different fees and expenses, and are offered directly through Matrix and certain financial intermediaries.  The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services

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and not the result of any difference in amounts charged by the Adviser for core investment advisory services.  Different fees and expenses will affect performance. For additional information concerning the Institutional Shares and Investor Shares not offered by this Prospectus, call 888.553.4233.

INVESTING IN THE FUND

Minimum Initial Investment.  The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Fund’s Service Shares is $1,000.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after a purchase or redemption order is received in proper form by the Transfer Agent on behalf of the Fund.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The net asset value per share of each class of shares of the Fund (“Class”) is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class (including Fund expenses, which are accrued daily), and dividing the result by the number of outstanding shares of such Class.  The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Currently, the  NYSE is  closed  on weekends and in recognition of the following  holidays:  New Year's Day,  Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,  Independence Day, Labor Day, Thanksgiving and Christmas.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value.  The Fund normally uses pricing services to obtain market quotations.

The Fund values the securities of other investment companies in which it invests at the net asset value of such investment company.  The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

           Other Matters.  Purchases and redemptions of shares of the Fund by the same shareholder on the same day will be netted for the Fund.  The Fund reserves the right to reject a purchase order that is not in good form and will normally return such purchase order within three days of receiving such purchase order.  All redemption requests

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will be processed and payment with respect thereto will normally be made within seven days after tender.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities.  Shareholders receiving redemption proceeds in-kind will bear market risk until the securities received are sold and will incur transaction costs when they are sold.  See also “Additional Information About Purchases and Redemptions – Disruptive Trading and Market Timing”.

Purchasing Shares

Opening a New Account.  To open an account with the Fund, take the following steps:

1.      On your application, indicate the type of account you wish to open and the amount of money you wish to invest as well as your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to opening your account but you have not received your number, please indicate this and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.      Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the “Congressional Effect Fund” to:

Congressional Effect Family of Funds
Service Shares
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 19090-1904

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted.  The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call 888.553.4233, before wiring funds, to receive wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Additionally, please have your financial institution use the following wire instructions:

Subsequent Investments. You may add to your account by mail or wire at any time by purchasing shares of the Fund at the then current net asset value of the Fund.  The minimum subsequent investment for the Fund’s Service Shares is $250, except under the automatic investment plan discussed below.  Before adding funds by bank wire, please call the Fund at 888.553.4233 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept subsequent investments for less than the minimum subsequent investment.

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan.  The automatic investment plan enables shareholders to make

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regular monthly investments in the Fund through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the shares of the Fund at the public offering price on a monthly basis.  The minimum automatic investment for the Fund’s Service Shares is $100.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor wishing to open an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•
We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by Matrix as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to Matrix on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•	We do not accept third party checks for any investments.
•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund shares.
•	Certificates representing shares of the Fund are not issued.

Redeeming Shares

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Congressional Effect Family of Funds
Service Shares
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd floor
Willow Grove, Pennsylvania 19090-1904

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the Fund, account number and number of shares of the Fund (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

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Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares of the Fund while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling 888.553.4233. The Fund may rely upon redemption requests transmitted via facsimile (Fax# 215.830.8995).  Such a request must include the following:

(1)	Name of Fund and the designation of class (Institutional or Investor);
(2)	Shareholder name(s) and account number;
(3)	Number of shares of the Fund or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares of the Fund in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

Redemption Fee.  The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;
•	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;
•	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;
•	Redemptions due to required minimum distributions;
•	Redemptions due to death;

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•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
•	Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in-kind.  However, the Fund reserves the right to meet redemption requests by payment in-kind where it believes it is in the best interest of the Fund and the remaining shareholders.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would bear market risk until these securities are sold and would incur brokerage costs when these securities are sold.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Additional Information About Purchases and Redemptions

Purchases and Redemptions through Securities Firms.  You may purchase or redeem shares of the Fund through certain brokers and their designated intermediaries that have made arrangements with the Fund and are authorized to accept purchase and redemption orders on its behalf.  In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares of the Fund are purchased through a broker or agent.  Investors should check with their broker to determine if it is subject to these arrangements with the Fund.

Telephone Purchases by Securities Firms.  Brokerage firms that are FINRA members may telephone Matrix at 888.553.4233 and buy shares of the Fund for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor Matrix shall be liable for following telephone instructions reasonably believed to be genuine.  To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if Matrix fails to follow these established procedures, it may be liable.  The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing.  The Fund is not intended for or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or

20

potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”), which can have harmful effects for other shareholders.  These risks and harmful effects include:

o
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

o	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures.  Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares of the Fund are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes a redemption fee on the redemption of shares of the Fund within sixty (60) days of purchase, which has the effect of discouraging Disruptive Trading in Fund shares.  Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Fund’s ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

OTHER IMPORTANT INFORMATION

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

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Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Taxability of Distributions (2010 rates; future tax rates may be higher)
The table to the right can provide a guide for your potential tax liability when selling shares of the Fund (unless you are a corporation).

“Short-term capital gains” applies to fund shares sold up to 12 months after buying them.

“Long-term capital gains” applies to shares held for more than 12 months.
Type of distribution	Current Tax rate for 15% bracket	Current Tax rate for 25% bracket or above
Income dividends	Long Term Capital Gains Rate	Long Term Capital Gains Rate
Short-term capital gains	Ordinary Income Rate	Ordinary Income Rate
Long-term capital gains	0%	15%

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.  Shareholders should also note that distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Benchmark Description

The Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. You cannot invest directly in this index.  This index does not have an investment adviser and does not pay any commissions, expenses or taxes.  If this index did pay commissions, expenses or taxes, its returns would be lower.

Financial Highlights

The financial highlights table on the next page is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in Annual Report of the Fund and is incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 888-553-4233. The financial highlights are provided only for Investor Shares because the Service Share class is new.

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CONGRESSIONAL EFFECT FAMILY OF FUNDS

CONGRESSIONAL EFFECT FUND
FINANCIAL HIGHLIGHTS

December 31, 2009

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	For the	For the
	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

	$9.74	$10.00

Investment Operations:
Net investment income (loss) (b)	(0.11)	0.05
Net realized and unrealized loss on investments and futures contracts	(0.32)	(0.27)
Total from investment operations	(0.43)	(0.22)

Distributions:
From net investment income	-	(0.04)
Total distributions	-	(0.04)

Paid in capital from redemption fees	- (c)	-

Net Asset Value, End of Period	$9.31	$9.74

Total Return (d)	(4.41)%	(2.19	)%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$7,530	$1,469

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.67%	14.99	%(f)
After fees waived and expenses absorbed	1.87%	2.24	%(f)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(3.95)%	(11.95	)%(f)
After fees waived and expenses absorbed	(1.15)%	0.80	%(f)

Portfolio turnover rate	2,996%	406%

(a)	The Congressional Effect Fund commenced operations on May 23, 2008.
(b)	Per share amounts were calculated using the average shares method.
(c)	Redemption fees resulted in less than $0.01 per share.
(d)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total Return has not been annualized.
(e)	Arregate total return, not annualized.
(f)	Annualized.

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Congressional Effect Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Also, a SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquires about the Fund, write the Fund at the Congressional Effect Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, call the Fund at 1-888-553-4233, or visit the Fund’s website at www.congressionaleffect.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number:  811-22164

Institutional Shares – Ticker Symbol CEFIX, CUSIP 207267303
Investor Shares – Ticker Symbol CEFFX, CUSIP 207267105

Congressional Effect Fund of the Congressional Effect Family of Funds
Institutional Shares Investor Shares PROSPECTUS September 7 , 2010 Managed By: Congressional Effect Management, LLC 420 Lexington Avenue Suite 601 New York, NY 10170 _____________

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary

Investment Objective.  The investment objective of the Congressional Effect Fund (the “Fund”) is capital appreciation and income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares2	Investor Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Acquired Fund Fees and Expenses	0.30%	0.30%
Other Expenses	3.42%	3.42%
Total Annual Fund Operating Expenses	4.72%	4.97%
Fee Waiver and/or Expense Reimbursement 1	2.92%	2.92%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1	1.80%	2.05%

1 Congressional Effect Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.50%. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.50% expense limitation. The current contractual agreement cannot be terminated prior to October 1, 2011 without the Board of Trustees’ approval.

2 Since the Institutional Shares are a new class, the “Acquired Fund Fees and Expenses”, “Other Expenses” and “Total Annual Fund Operating Expenses” in the table are estimated based on actual expenses incurred by the Investor Shares of the Fund for the fiscal year ended December 31, 2009. As a result, the actual expenses and fees may be more or less than those stated.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the

3

contractual agreement to limit expenses remains in effect only until October 1, 2011.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$183	$1,160	$2,142	$4,622
Investor Shares	$208	$1,232	$2,256	$4,819

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 2996% of the average value of its portfolio.

Principal Investment Strategy of the Fund.  The Fund’s principal investment strategy is generally designed to invest in the S&P 500 on days when Congress is “out of session” (not meeting) and to invest in interest-bearing domestic securities or to otherwise be out of the stock market when Congress is “in session” (meeting).  The Adviser believes that the Fund’s investment methodology minimizes investment exposure and risk when Congress is in session, while fully investing in the S&P 500 when Congress is out of session.   Since the Fund generally will not be exposed to the U.S. stock market when Congress is in session, the Fund may not be able to achieve its goal of capital appreciation during these periods. Additionally, because the Fund’s investment strategy involves movements of a substantial portion of the portfolio in and out of the stock market, the Fund’s portfolio turnover rate is substantial.

When Congress is in session, the Fund’s goal is for 90% or more of its assets to be out of the U.S. stock market.  Accordingly, when Congress is in session the Fund will generally invest 90% or more of its assets in interest-bearing instruments, including, without limitation, treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments and money market funds (collectively, “Cash and Cash Equivalents”), or take other appropriate steps to ensure that 90% or more of the Fund’s assets effectively avoid U.S. stock market exposure. For example, if the Fund holds long positions in the S&P 500 index when Congress goes in session, the Fund may convert these positions to Cash and Cash Equivalents by selling them or may enter into offsetting short positions in the S&P 500 index to avoid market exposure.

When Congress is not in session, the Adviser may invest the Fund in one or more types of S&P 500 index futures contracts in order to approximate the performance of the S&P 500; however, in these cases the Fund will typically remain invested in Cash and Cash Equivalents with 90% or more of its assets, in part, in order to collateralize its futures contracts positions.  Accordingly, the Fund will seek to generate capital appreciation from its investments in S&P 500 futures contracts and income from Cash and Cash Equivalents when Congress is not in session.  There is no limit on the amount of the Fund’s assets that may be invested in futures contracts.

Notwithstanding the foregoing, the Fund may also invest 90% or more of its assets in S&P 500 exchange-traded funds (ETFs) or index mutual funds, or may take any other investment approach with such assets to approximate the performance of the S&P 500 when Congress is out of session.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•	Market Risk: Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.

•
Management Style Risks:  The Adviser’s investment strategy may be ineffective or otherwise not produce expected results, either for short or long-term periods.  Therefore, there is no guarantee that the Fund’s management style will produce desired results, and the Fund may lose money.

•
Risks Related to Determining Whether Congress is in Session: While the Adviser periodically (at least daily) inquires as to whether each house of Congress is in session, the Adviser may not be able to make an

4

accurate determination as to whether or not Congress is in session or intends to be in session at all times due to difficulties in obtaining legislative schedules, and unexpected or unannounced changes in such schedules.  Because implementing the Fund’s investment strategy substantially depends on accurately determining when Congress is in session, inaccurate information about whether or not Congress is in session could negatively impact the performance of the Fund.

•
Risks Related to Using Derivative Instruments:  The Fund may invest in derivatives such as futures contracts, option contracts, and other derivatives contracts in order to participate in the performance of the S&P 500. Derivative instruments involve risks different from direct investments in their underlying securities, especially regarding potential illiquidity, risk of counterparty failure and risk of imperfect correlation between the derivative instrument and its underlying asset. Realization of any of these risks could cause the Fund to lose value.

•	Futures Risk: There are significant risks associated with the Fund’s use of futures contracts, including the Adviser's ability to predict movements in the prices of individual securities.

•
Leverage Risk:  Certain types of the Fund’s investments (e.g. futures) may involve the use of leverage, so the Fund may employ leveraged investment techniques.  Use of leverage can magnify the effects of changes in the value of a securities portfolio and make it more volatile.

•
Risks Related to Investing in Other Funds:  The Fund’s investment strategy involves, among other things, investments that track the S&P 500.  To the extent that these or other Fund investments are in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

•
Sector Risks:  The Fund may invest assets in securities of a particular sector that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

•
Small and Mid-Cap Company Risk:  The Fund may invest the Fund’s assets in securities of particular companies that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity, which may include stocks of small and mid-cap size companies that have more risks than larger companies.  In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development.  Due to these and other factors, smaller companies may be more susceptible to market downturns, and their stock prices may be more volatile.

•
Tax-Related Risks: Because the Fund’s investment strategy involves movements of a substantial portion of the Fund’s portfolio in and out of the market, the Fund is not a tax-efficient fund. Net capital gains generated by the Fund are generally expected to be treated as short term gains taxed as ordinary income, except to the extent such gains are offset by losses from prior years. Accordingly, investors with taxable accounts are subject to the risk of substantial tax consequences from their investment.

•
Market Timing Risk:  Because the Fund generally only expects to achieve capital appreciation during periods when Congress is out of session, the Fund may be susceptible to market timers who attempt to invest in the Fund immediately before Congress is in recess, and divest from the Fund immediately before Congress convenes.  Such market timing could present risks for other shareholders with long-term interests in the Fund, which may include, among other things, increased brokerage and administrative costs and an increase in costs to shareholders due to a decrease in the Fund’s asset base.

5

•
Fixed Income Risks:  There are risks associated with the potential investment of a Fund’s assets in fixed income investments (including, without limitation, Cash and Cash Equivalents), which include credit risk, interest risk, maturity risk and investment-grade securities risk.

•
Interest Rate Risk:  Increases in interest rates typically lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Shares from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting the Fund’s website at http://www.congressionaleffectfund.com or by calling the Fund at 888-553-4233.

Quarterly Returns During This Time Period

Highest	4.73% (quarter ended June 30, 2009)

Lowest	-4.52% (quarter ended March 31, 2009)

Average Annual Total Returns – Investor Shares (For the Period Ended December 31, 2009)	Past 1 Year	Life of Fund (since May 23, 2008)
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-4.41% -4.41% -2.87%	-4.11% -4.19% -3.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-10.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may

6

differ from those shown and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown only for Investor Shares and after-tax returns for other classes will vary.

Management

Congressional Effect Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Mr. Singer is the managing member of the Adviser and has served as the portfolio manager of the Fund since May 23, 2008.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund’s Investor Shares is $1,000 and the minimum initial investment in the Fund’s Institutional Shares is $1,000,000.  The minimum subsequent investment for the Fund’s Investor Shares is $250 ($100 under an automatic investment plan) and the minimum subsequent investment for the Fund’s Institutional Shares is $1,000  ($100 under an automatic investment plan).  You can purchase or redeem Fund shares on any business day the New York Stock Exchange is open directly from the Fund by mail, facsimile, telephone or bank wire, as follows:

•
Orders by mail should be sent to the Congressional Effect Fund (specify Institutional or Investor Shares), c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904.  Orders by facsimile should be transmitted to 215.830.8995.  Please call the Fund at 888.553.4233 to conduct telephone transactions or to receive wire instructions for bank wire orders.

•
The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

7

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

Investment Objective

The Fund’s investment objective is capital appreciation and income. The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

Investment Philosophy

The Adviser agrees with Thomas Paine that “that government is best which governs least.” The Adviser believes that this is particularly true with respect to the effect on the U.S. stock markets of actions and proposed actions of the U.S. Congress.

What is the “Congressional Effect?”  The Adviser has analyzed empirical data from January 1, 1965 to December 31, 2009 to determine the performance of the S&P 500 Index1 on days that Congress was “in session” (a day when either house of Congress meets for business) and “out of session” (a day when neither house of Congress met).  For the period from January 1, 1965-December 31, 2009, according to the Library of Congress, Congress was in session each year an average of approximately 66% of eligible business days and out of session an average of approximately 34% of eligible business days.  During this period, the S&P 500 had an average annualized price gain of 16.04% (an average daily price increase of 0.06%) on days when Congress was not in session, and an average annualized price gain of 0.94% (an average daily price increase of 0.001%) on days when Congress was in session.2  The average annualized price gain for all days during the period was 5.9% (an average daily price increase of 0.03%).3   The Adviser believes that these gains are not coincidental, but rather reflect the cumulative effect of unintended adverse consequences on the U.S. stock market from anticipated and actual Congressional legislative initiatives.  The Adviser calls this effect the “Congressional Effect”.

How does the Congressional Effect relate to the management of the Fund?  The Fund’s principal investment strategy has been designed in an effort to take advantage of the Congressional Effect.  As explained in detail below under “Investment Methodology”, the Fund generally will invest in the U.S. stock market on days when Congress is not in session and will be out of the U.S. stock market on days when Congress is in session.

To what does the Adviser attribute the Congressional Effect?   In general, investors in the U.S. stock market react negatively to uncertainty in the market, which typically causes stock prices to decline.  The Adviser believes that Congressional actions and potential Congressional actions are two important factors that create market uncertainty, and the Adviser believes that together they cause the Congressional Effect.  The Adviser attributes the Congressional Effect to its belief that, generally, (i) more political initiatives are announced when Congress is in session than when it is not; (ii) political initiatives are adopted only when Congress is in session; (iii) news media provides greater coverage of Congressional proposals when Congress is in session than when Congress is not in session; (iv) individual companies or industries that have had recent, high profile issues are often subject to Congressional hearings; and (v) market participants, as a result of (i)-(iv), are more likely to react to Congressional initiatives on days when Congress is in session than on days when it is not.  The Adviser believes the Congressional Effect primarily results from investor fear and uncertainty about what Congress does, or proposes to do, or may do or propose to do, that may alter the existing competitive environment for many companies and industries.

1 In calculating these price gains, the Adviser used the performance of the S&P 500 without including dividends due to difficulties in obtaining daily data.  If dividends had been included, the performance numbers for both in and out of session days would have been higher.

2 Other researchers have examined empirical data prior to January 1, 1965, and purport to have found results that also suggest a Congressional Effect (as defined herein) on the U.S. stock market during these earlier periods; however, the Adviser’s own research only goes back to January 1, 1965.  Therefore, the Adviser makes no representation with respect to prior periods.  There can be no assurance that the same correlation observed for the period from January 1, 1965 to December 31, 2009 between days when Congress is in or out of session and the performance of the S&P 500 Index will also be observed in the future.

3 The S&P 500 index does not have an investment adviser and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, all of its returns would be lower.

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Does the Adviser have examples that demonstrate the Congressional Effect?  While the Adviser believes that the Congressional Effect is the cumulative effect of Congressional action, the Adviser believes it can be understood by looking at some examples of possible market reactions to Congressional action.  For example, if Congress were to raise taxes or impose stricter regulatory controls on a particular industry, the Adviser would expect to see the stock prices for companies in that industry to fall in reaction to such Congressional action.  Of course, the U.S. stock market and particular industries may react positively to specific Congressional actions as well, such as if Congress were to lower taxes or reduce regulatory controls.  For example, in 1997, Congress made significant tax cuts and the average annualized increase of the S&P 500 during the year was 59.53% (an average daily price increase of 0.18%) on days when Congress was in session, and -4.56% (an average daily price decrease of 0.02%) on days when Congress was not in session.  The average annualized return for all days during the year was 30.87% (an average daily price increase of 0.11%).  However, based on its research, the Adviser believes that over time, the aggregate effect of market responses to Congress’s actions when it is in session have caused the U.S. stock market, as represented by the S&P 500, to perform significantly better on days when Congress is out of session.

Does the Adviser believe the Congressional Effect drives all returns in the U.S. stock market?  No.  Numerous factors influence the U.S. stock market, and these factors outweigh the Congressional Effect at different times and during different periods.  For example, the Adviser believes that during a “bull market” (periods of investor confidence and market appreciation), the S&P 500 will generally perform well regardless of whether or not Congress is in session.  Likewise, the Adviser believes that during a “bear market” (periods of investor pessimism and declining market trends), the S&P 500 will generally decline without regard to Congress’s working status.  In addition, as noted above, there are times when Congress’s actions positively effect the U.S. stock market, leading to higher returns when Congress is in session than out of session.    And there are times, particularly over short periods, when the market will rise or decline due to economic, market or other influences unrelated to Congress’s session status.  As during 1997 (described above), there are periods when the in session returns will exceed the out of session returns.  For example, during the period January 1, 1995 to December 31, 1999, the S&P 500 had an average annualized return of 17.0% (an average daily price increase of 0.06%) on days when Congress was not in session, and an average annualized return of 31.3% (an average daily price increase of 0.11%) on days when Congress was in session.  The average annualized return for all days during the period was 26.1% (an average daily price increase of 0.09%).  However, as previously noted, the Adviser believes, based on its own research, that over time the aggregate effect of market responses to Congress’s actions when it is in session have caused the S&P 500 to perform significantly better on days when Congress is out of session. The Adviser’s research was on the performance of the S&P 500 Index only; therefore, the Adviser does not know whether the Congressional Effect extends to other indices or markets. The Adviser believes that the Congressional Effect is observed over the long-term, and therefore, investment in the Fund is best suited for long-term investors.

Investment Methodology

The Fund’s principal investment strategy is designed to take advantage of the Congressional Effect by generally investing in the S&P 500 on days when Congress is “out of session” and investing in interest-bearing domestic securities or otherwise being out of the stock market when Congress is “in session”.  The Adviser defines a day when Congress is “in session” as being a day when either house of Congress is open for business for any part of a day. 4  Days that are not “in session” days are “out of session”.  The Adviser believes that the Fund’s investment methodology minimizes investment exposure and risk when Congress is in session, while fully investing in the S&P 500 when Congress is out of session.   Since the Fund generally will not be exposed to the U.S. stock market when Congress is in session, the Fund will not be able to achieve its goal of capital appreciation during these periods.

4 Without limitation, “pro forma” sessions (where Congress opens and then closes immediately purely to establish that it opened on a particular day), days on which a Congressional committee meets that is not otherwise a day that Congress is open for business, days where Congress is closed due to inclement weather, and days that are “district work periods” (where members of Congress return to their respective districts and Congress is in recess) are not “in session” days.

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In-Session Investments

When Congress is in session, the Fund’s goal is for 90% or more of its assets to be out of the U.S. stock market.  Accordingly, when Congress is in session the Fund will generally invest 90% or more of its assets in interest-bearing instruments, including, without limitation, treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments and money market funds (collectively, “Cash and Cash Equivalents”), or take other appropriate steps to ensure that 90% or more of the Fund’s assets effectively avoid U.S. stock market exposure. For example, if the Fund holds long positions in the S&P 500 index when Congress goes in session, the Fund may convert these positions to Cash and Cash Equivalents by selling them or may enter into offsetting short positions in the S&P 500 index to avoid market exposure.

Long and Short Positions

A long position represents an ordinary purchase of a common stock.

A short position is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.

Out of Session Investments

When Congress is not in session, the Adviser may invest the Fund in S&P 500 index futures contracts and E-mini S&P 500 index futures contracts in order to approximate the performance of the S&P 500; however, in these cases the Fund will typically remain invested in Cash and Cash Equivalents with 90% or more of its assets, in part, in order to collateralize its futures contracts positions.  Accordingly, the Fund will seek to generate capital appreciation from its investments in S&P 500 futures contracts and income from Cash and Cash Equivalents when Congress is not in session.  There is no limit on the amount of the Fund’s assets that may be invested in futures contracts.

Notwithstanding the foregoing, the Fund may also invest 90% or more of its assets in S&P 500 exchange-traded funds (ETFs) or index mutual funds, or may take any other investment approach with such assets to approximate the performance of the S&P 500 when Congress is out of session.

Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  Index futures contracts essentially try to predict what the value of an index will be at some date in the future. Investors take long positions in index futures contracts when they believe that the value of the index will increase.  The futures exchanges have set the price of S&P 500 index futures contracts as the value of the S&P 500 multiplied by $250 and the price of E-mini S&P 500 index futures contracts as the value S&P 500 multiplied by $50.  An E-mini S&P 500 index futures contract is a futures contract that is one-fifth the size of the standard S&P 500 index futures contract.  A full point of movement up or down in the S&P 500 results in a change of value of the index futures contract per point gained or lost on the index of $250 per point for S&P 500 index futures contracts and $50 per point for E-mini S&P 500 index futures contracts. The profits and losses of an S&P 500 index futures contract depends on the daily movements of the S&P 500 and are calculated on a daily basis. Unlike the stock market, futures positions are settled on a daily basis, which means that gains and losses from a day's trading are deducted or credited to a person's account each day.  There is generally one delivery date for  S&P 500 index futures contracts and E-mini S&P 500 index futures contracts each month.  A majority of futures contracts get “closed out” before the delivery date, which is typically accomplished by taking an offsetting position in the index futures contract, so no physical delivery actually takes place.

To invest in an S&P 500 index futures contract, the Adviser will open (purchase) a contract taking a long position with a futures exchange clearinghouse.  The delivery date for the S&P index futures contract is generally the date that is closest to the date that the Adviser expects Congress to be back in session. The futures exchange will require that the Fund open a margin account with a prime broker where it must deposit in cash or securities a certain percentage of the futures contract price (usually 5-15%).  The Fund will earmark or segregate Cash and Cash Equivalents or other assets sufficient to cover the remaining portion of the futures contract price.  Each day, as the S&P 500 goes up or down, the Fund’s margin account will be credited or reduced by an amount per point gained or lost on the S&P 500 index that day equal to $250 per point for S&P 500 index futures contracts and $50 per point for E-mini S&P 500 index futures contracts.  To close out the contract, the Fund will take a short position in an S&P 500 index futures contract or E-mini S&P 500 index futures contract, as applicable.  There will be a final adjustment to the margin account at the end of the day, and then the position will be closed.

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The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  To the extent the Fund uses futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Other Principal Investments

In addition to the principal investment strategies described above, and without regard to whether Congress is in session or out of session, the Fund may also invest up to 10% of its assets in long and short positions in sectors, industries, stocks and/or derivative positions (such as options) that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity.  The Fund will take a long position in these investments when it anticipates an increase in value of the underlying investment, and it will take a short position when it anticipates a decrease in the value of the underlying investment.  To determine which sector, industry, stock and/or derivative investments to make for the Fund, the Adviser will consider a number of factors including, without limitation, the following:

•	pending or potential hearings, proposals or legislation that may affect particular industries or companies, both positive and negative;

•	assessments of the likelihood of particular legislation being proposed or enacted; and

•	the relative earnings, growth, cash-flow prospects, and capital structures of companies and industries that may be affected by potential legislation, both positive and negative.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in Cash and Cash Equivalent Positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Additional Information About the Fund’s Investment Objective and Strategy. An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.   As noted above, the Adviser believes that the Congressional Effect is observed over the long-term; therefore, investment in the Fund is best suited for long-term investors.

Portfolio Turnover.  The Fund will buy and sell portfolio securities in response to whether Congress is in session or out of session, without regard to the length of time they have been held.   The Adviser moves substantially all of the Fund’s portfolio from “in session” investments (Cash and Cash Equivalents) to “out of session” investments (securities and other instruments that approximate performance of the S&P 500) and vice versa each time Congress changes its session status.  Since Congress’s in session status can change daily, the Fund’s portfolio will be changed rapidly (e.g., within a single trading day) a number of times during the year.  Since portfolio turnover involves paying brokerage commissions and other transaction costs, portfolio changes cause additional expenses for the Fund.  High rates of portfolio turnover lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders at least once annually, increasing shareholders’ taxable distributions.  The Fund’s portfolio turnover will generally be substantial.  Accordingly, net capital gains generated by the Fund are generally expected to be short-term capital gains are taxable as ordinary income, except to the extent offset by prior year losses.

“Portfolio Turnover” is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

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Principal Risks of Investing in the Fund

All investments carry risks, and investment in the Fund is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Fund.  To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

•
Market Risk:  Stock prices are volatile.  Market risk refers to the risk that the value of the Fund’s portfolio may be affected by market influences other than the Congressional Effect.  The value of the S&P 500 securities in the Fund’s portfolio may decline due to fluctuations in the securities markets generally.  Accordingly, the Fund’s performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.  In a declining stock market, stock prices for all companies (including the S&P 500 and any stocks in the Fund’s portfolio) may decline, regardless of their long-term prospects or the Congressional Effect.

•
Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objectives is directly related to the Adviser’s investment of the Fund’s assets.  The Fund’s principal investment strategy and investment methodology is based on the Congressional Effect, but this investment strategy and methodology has not yet been applied in practice.  The Adviser’s use of an investment strategy based on the Congressional Effect may be ineffective because the Congressional Effect may not produce expected results, either for short or long-term periods.  Moreover, the Fund cannot give any guarantee that the Congressional Effect observed during past periods will continue to be observed in the future.  Therefore, there is no guarantee that the Fund’s management style will produce the desired results, and the Fund may lose money.

•
Risks Related to Determining Whether Congress is in Session: While the Adviser periodically (at least daily) inquires as to whether each house of Congress is in session, the Adviser may not be able to make an accurate determination as to whether or not Congress is in session or intends to be in session at all times due to difficulties in obtaining legislative schedules, and unexpected or unannounced changes in such schedules.  Because the Fund’s investment strategy substantially depends on accurately determining when Congress is in session, inaccurate information about whether or not Congress is in session could negatively impact the performance of the Fund.

•
Risks Related to Using Derivative Instruments:  The Fund may invest in derivatives such as future contracts, option contracts, and other derivatives contracts in order to participate in the performance of the S&P 500 when Congress is out of session as described above.  A derivative instrument is generally one whose value depends on (or is derived from) the value of the underlying assets, interest rate, or index.  Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•
Futures Risk: There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of the investment strategy depends on the Adviser's ability to predict movements in the prices of individual securities (e.g., S&P 500 futures), fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may  restrict trading in futures contracts.  In addition, the Fund’s focus on S&P 500 futures tends to increase  its  market exposure.

•
Leverage Risk:  Certain types of the Fund’s investments (e.g. futures) may involve the use of leverage, so the Fund may employ leveraged investment techniques.  Use of leverage can magnify the effects of

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changes in the value of a securities portfolio and make it more volatile.  The leveraged investment techniques that the Fund employs will likely cause investors to lose more money in adverse environments.

•
Risks Related to Investing in Other Funds:  The Fund’s investment strategy involves, among other things, investing in other investment companies, such as ETFs and other investment companies that track the S&P 500.  Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and their affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  Accordingly, the 3% limitation may prevent the Fund from allocating their investments in the manner the Adviser considers optimal.

To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Sector Risks:  As described above, the Fund may invest the Fund’s assets in securities of a particular sector that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest in more heavily will vary.

•
Small and Mid-Cap Company Risk:  As described above, the Fund may invest the Fund’s assets in securities of particular companies that the Adviser believes may be positively or negatively affected by market responses to Congressional activity or anticipated Congressional activity, which may include stocks of small and mid-cap size companies that have more risks than larger companies.  The capitalization (“cap”) of a company refers to the value of its outstanding securities.  You can calculate a company’s capitalization by multiplying the number of its outstanding shares by the current market price of those shares.  The largest publicly traded stocks generally have a market capitalization of over $250 billion while the smallest publicly traded stocks may have a market capitalization of under $50 million.  The Fund defines a mid-cap stock as one that has a market capitalization of at least $2 billion, but no more than $5 billion.  The Fund defines a small-cap stock as one that has a market capitalization under $2 billion.  In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development.  Further, there is typically a smaller market for the securities of a mid-cap or small-cap company than for the securities of a large company.  Due to these and other factors, smaller companies may be more susceptible to market downturns, and their stock prices may be more volatile.

•
Tax-Related Risks: Because the Fund’s investment strategy involves movements of a substantial portion of the Fund’s portfolio in and out of the market, the Fund is not a tax-efficient fund. Net capital gains generated by the Fund are generally expected to be treated as short term gains taxed as ordinary income, except to the extent such gains are offset by losses from prior years. Accordingly, investors with taxable accounts are subject to the risk of substantial tax consequences from their investment.

•	Market Timing Risk: Because the Fund generally only expects to achieve capital appreciation during periods when Congress is out of session, the Fund may be susceptible to market timers who attempt to

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invest in the Fund immediately before Congress is in recess, and divest from the Fund immediately before Congress convenes.  Such market timing could present risks for other shareholders with long-term interests in the Fund, which may include, among other things, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, forcing the Fund to hold excess levels of cash to meet redemption requests, and an increase in costs to shareholders due to a decrease in the Fund’s asset base. Although the Fund has adopted certain policies and procedures intended to identify and to discourage frequent trading, including a redemption fee, it cannot ensure that all such activity can be identified or terminated.

•
Fixed Income Risks:  There are risks associated with the potential investment of a Fund’s assets in fixed income investments (including, without limitation, Cash and Cash Equivalents), which include credit risk, interest risk, maturity risk and investment-grade securities risk.  These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  Additional information about fixed income risks can be found in the SAI.

•
Interest Rate Risk:  Increases in interest rates typically lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.  Also, to the extent the Fund invests in debt instruments, the value of such debt instruments will increase or decrease inversely with increases and decreases in interest rates.

Disclosure of Portfolio Holdings.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

MANAGEMENT

Investment Adviser.  Congressional Effect Management, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio.  The Adviser’s principal office is located at 420 Lexington Avenue, Suite 601, New York, NY 10170.  The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.00% of the average daily net asset value of the Fund.  The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses,” as indicated in the fee table. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees. During the fiscal year ended December 31, 2009, the Adviser waived a portion of its advisory fee in the amount of $45,721. As a result, the Fund did not pay an advisory fee to the Adviser in the fiscal year ended December 31, 2009.

Prior to the Fund’s inception, the Trustees approved the Advisory Agreement, with an original term of two years. A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for the Fund, assuming it is approved, will be available in the Fund’s semi-annual report for the period ending June 30, 2010.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

The Adviser was formed in late 2007 and is controlled by Eric T. Singer.  Mr. Singer is the managing member of the Adviser and has served in that capacity since its founding.  Mr. Singer also serves as the portfolio manager for the Adviser. In addition, he serves as a Trustee of the Trust and the President and sole portfolio manager for the Fund.  Since 2007, Mr. Singer has also been a Managing Director of Pelion Securities Corporation (“Pelion”). Prior to joining Pelion, from 2003-2007, Mr. Singer was a Managing Director in investment banking at Pali Capital, Inc. and, from 1999-2003, at H.C. Wainwright & Co, Inc. While at Pelion and Pali, Mr. Singer also managed hedge funds.  From 1990 through 1999, he was an Executive Vice President and Co-Head of investment

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banking at Gerard Klauer & Mattison Co., Inc., an institutional banking and equities research firm. He began his career at Smith Barney in Mergers and Acquisitions and later joined PaineWebber as a Senior Vice President and the Head of New Products.

Mr. Singer is a graduate of the Bronx High School of Science, SUNY at Stony Brook, where he was Phi Beta Kappa, and Cornell Law School, where he was on Law Review.  He holds Series 7, 24 and 63 licenses.

The SAI provides additional information about Mr. Singer’s compensation, other accounts he manages and his ownership of securities in the Fund.

Board of Trustees.  The Fund is a series of the Congressional Effect Family of Funds, a diversified, open-end management investment company organized as a Delaware statutory trust on December 21, 2007.  The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Administration

Custodian.  Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration and Distribution.  Matrix Capital Group, Inc. (“Matrix”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services.  In addition, Matrix serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated below under the caption “Investing in the Fund,” Matrix will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares.  Matrix also serves as the Fund’s principal underwriter.  Matrix may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act.  The Distribution Plan provides that the Fund may compensate or reimburse Matrix for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).  The services provided by Matrix may include the review of sales and marketing literature and submission to the Financial Industry Regulatory Authority, Inc. (“FINRA”); FINRA record keeping; quarterly reports to the Fund's Board of Directors, fulfillment and other distribution services.  Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders.  Matrix may also retain a portion of these fees as the Fund’s distributor.

The Fund charges 12b-1 fees for Investor Shares, but not Institutional Shares.  Pursuant to the Distribution Plan, the Fund may annually pay Matrix up to 0.25% of the average daily net assets of the Fund’s Investor Shares as a service fee.  Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain Expenses.  In addition to the 12b-1 fees for the Investor Shares and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Multiple Share Classes. The shares offered by this Prospectus are Institutional and Investor Shares offered directly through Matrix and certain financial intermediaries.  The Funds also offer another class of shares, the Service Share Class, which has higher fees and expenses, that is offered through institutions like broker-dealers, banks, insurance, companies, and other  financial intermediaries.  The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any

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difference in amounts charged by the Adviser for core investment advisory services.  Different fees and expenses will affect performance. For additional information concerning the Service Shares not offered by this Prospectus, call 888.553.4233.

INVESTING IN THE FUND

Minimum Initial Investment.  The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Fund’s Investor Shares is $1,000 and the minimum initial investment in the Fund’s Institutional Shares is $1,000,000.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after a purchase or redemption order is received in proper form by the Transfer Agent on behalf of the Fund.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The net asset value per share of each class of shares of the Fund (“Class”) is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class (including Fund expenses, which are accrued daily), and dividing the result by the number of outstanding shares of such Class.  The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Currently, the  NYSE is  closed  on weekends and in recognition of the following  holidays:  New Year's Day,  Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,  Independence Day, Labor Day, Thanksgiving and Christmas.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value.  The Fund normally uses pricing services to obtain market quotations.

The Fund values the securities of other investment companies in which it invests at the net asset value of such investment company.  The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

           Other Matters.  Purchases and redemptions of shares of the Fund by the same shareholder on the same day will be netted for the Fund.  The Fund reserves the right to reject a purchase order that is not in good form and will

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normally return such purchase order within three days of receiving such purchase order.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities.  Shareholders receiving redemption proceeds in-kind will bear market risk until the securities received are sold and will incur transaction costs when they are sold.  See also “Additional Information About Purchases and Redemptions – Disruptive Trading and Market Timing”.

Purchasing Shares

Opening a New Account.  To open an account with the Fund, take the following steps:

1.      On your application, indicate the type of account you wish to open and the amount of money you wish to invest as well as your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to opening your account but you have not received your number, please indicate this and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.      Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the “Congressional Effect Fund” to:

Congressional Effect Family of Funds
Institutional Shares or Investor Shares (please specify)
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 19090-1904

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted.  The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call 888.553.4233, before wiring funds, to receive wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Additionally, please have your financial institution use the following wire instructions:

Subsequent Investments. You may add to your account by mail or wire at any time by purchasing shares of the Fund at the then current net asset value of the Fund.  The minimum subsequent investment for the Fund’s Investor Shares is $250 and the minimum subsequent investment for the Fund’s Institutional Shares is $1,000, except under the automatic investment plan discussed below.  Before adding funds by bank wire, please call the Fund at 888.553.4233 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept subsequent investments for less than the minimum subsequent investment.

17

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan.  The automatic investment plan enables shareholders to make regular monthly investments in the Fund through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the shares of the Fund at the public offering price on a monthly basis.  The minimum automatic investment for the Fund’s Investor Shares is $100 and the minimum automatic investment for the Fund’s Institutional Shares is $1,000.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor wishing to open an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•
We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by Matrix as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to Matrix on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•	We do not accept third party checks for any investments.
•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund shares.
•	Certificates representing shares of the Fund are not issued.

Redeeming Shares

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Congressional Effect Family of Funds
Institutional Shares or Investor Shares (please specify)
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd floor
Willow Grove, Pennsylvania 19090-1904

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the Fund, account number and number of shares of the Fund (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

18

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares of the Fund while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling 888.553.4233. The Fund may rely upon redemption requests transmitted via facsimile (Fax# 215.830.8995).  Such a request must include the following:

(1)	Name of Fund and the designation of class (Institutional or Investor);
(2)	Shareholder name(s) and account number;
(3)	Number of shares of the Fund or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares of the Fund in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

Redemption Fee.  The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;
•	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;

19

•	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;
•	Redemptions due to required minimum distributions;
•	Redemptions due to death;
•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
•	Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in-kind.  However, the Fund reserves the right to meet redemption requests by payment in-kind where it believes it is in the best interest of the Fund and the remaining shareholders.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would bear market risk until these securities are sold and would incur brokerage costs when these securities are sold.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Additional Information About Purchases and Redemptions

Purchases and Redemptions through Securities Firms.  You may purchase or redeem shares of the Fund through certain brokers and their designated intermediaries that have made arrangements with the Fund and are authorized to accept purchase and redemption orders on its behalf.  In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares of the Fund are purchased through a broker or agent.  Investors should check with their broker to determine if it is subject to these arrangements with the Fund.

Telephone Purchases by Securities Firms.  Brokerage firms that are FINRA members may telephone Matrix at 888.553.4233 and buy shares of the Fund for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor Matrix shall be liable for following telephone instructions reasonably believed to be genuine.  To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if Matrix fails to follow these established procedures, it may be liable.  The Fund may modify or terminate these telephone privileges at any time.

20

Disruptive Trading and Market Timing.  The Fund is not intended for or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”), which can have harmful effects for other shareholders.  These risks and harmful effects include:

o
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

o	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures.  Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares of the Fund are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes a redemption fee on the redemption of shares of the Fund within sixty (60) days of purchase, which has the effect of discouraging Disruptive Trading in Fund shares.  Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Fund’s ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

OTHER IMPORTANT INFORMATION

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

21

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Taxability of Distributions (2010 rates; future tax rates may be higher)
The table to the right can provide a guide for your potential tax liability when selling shares of the Fund (unless you are a corporation).

“Short-term capital gains” applies to fund shares sold up to 12 months after buying them.

“Long-term capital gains” applies to shares held for more than 12 months.
Type of distribution	Current Tax rate for 15% bracket	Current Tax rate for 25% bracket or above
Income dividends	Long Term Capital Gains Rate	Long Term Capital Gains Rate
Short-term capital gains	Ordinary Income Rate	Ordinary Income Rate
Long-term capital gains	0%	15%

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.  Shareholders should also note that distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Benchmark Description

The Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. You cannot invest directly in this index.  This index does not have an investment adviser and does not pay any commissions, expenses or taxes.  If this index did pay commissions, expenses or taxes, its returns would be lower.

Financial Highlights

The financial highlights table on the next page is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in Annual Report of the Fund and is incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 888-553-4233. The financial highlights are provided only for Investor Shares because the Institutional Share class is new.

22

CONGRESSIONAL EFFECT FAMILY OF FUNDS

CONGRESSIONAL EFFECT FUND
FINANCIAL HIGHLIGHTS

December 31, 2009

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	For the	For the
	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

	$9.74	$10.00

Investment Operations:
Net investment income (loss) (b)	(0.11)	0.05
Net realized and unrealized loss on investments and futures contracts	(0.32)	(0.27)
Total from investment operations	(0.43)	(0.22)

Distributions:
From net investment income	-	(0.04)
Total distributions	-	(0.04)

Paid in capital from redemption fees	- (c)	-

Net Asset Value, End of Period	$9.31	$9.74

Total Return (d)	(4.41)%	(2.19	)%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$7,530	$1,469

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.67%	14.99	%(f)
After fees waived and expenses absorbed	1.87%	2.24	%(f)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(3.95)%	(11.95	)%(f)
After fees waived and expenses absorbed	(1.15)%	0.80	%(f)

Portfolio turnover rate	2,996%	406%

(a)	The Congressional Effect Fund commenced operations on May 23, 2008.
(b)	Per share amounts were calculated using the average shares method.
(c)	Redemption fees resulted in less than $0.01 per share.
(d)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total Return has not been annualized.
(e)	Arregate total return, not annualized.
(f)	Annualized.

23

Congressional Effect Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Also, a SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquires about the Fund, write the Fund at the Congressional Effect Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, call the Fund at 1-888-553-4233, or visit the Fund’s website at www.congressionaleffect.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number:  811-22164

Institutional Shares – CUSIP 207267303, Ticker Symbol CEFIX
Investor Shares – CUSIP 207267105, Ticker Symbol CEFFX
Service Shares – CUSIP 207267204, Ticker Symbol CEFRX

Congressional Effect Fund
of the
Congressional Effect Family of Funds

420 Lexington Avenue
Suite 601
New York, NY  10170

STATEMENT OF ADDITIONAL INFORMATION

September 7, 2010

The Congressional Effect Fund (the “Fund”) is the sole series of the Congressional Effect Family of Funds (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Fund’s prospectus for the Fund’s Investor Shares and Institutional Shares dated September 7, 2010, and the prospectus for Fund’s Service Shares dated September 7, 2010, as the same may be amended from time to time, which incorporate this SAI by reference in its entirety (the “Prospectuses”).  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Reports to shareholders and the Prospectuses are incorporated by reference into this SAI.  Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

Copies of the Prospectuses for the Institutional Shares, Investor Shares and Service Shares may be obtained, without charge, by calling the Fund at 888.553.4233 or writing to the Fund at the following address:

Congressional Effect Family of Funds
c/o Matrix Capital Group
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 19090

Copies of the Annual Report may be requested, without charge, by contacting the Fund at the toll free number above or by writing to Congressional Effect Management, LLC (the “Adviser”) at the address above.

CONGRESSIONAL EFFECT FAMILY OF FUNDS

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RISKS	3
General Investment Risks	3
Equity Securities	3
Convertible Securities	3
EFTs	3
Fixed Income EFTs	4
Illiquid Securities	4
Other Investment Companies	5
Real Estate Securities	5
Corporate Debt Securities	5
Money Market Instruments	6
U.S. Government Securities	6
Repurchase Agreements	6
Reverse Repurchase Agreements	6
Options	6
Futures Contracts	7
Forward Commitment & When-Issued Securities	9
Short Sales of Securities	9
Lending of Portfolio Securities	9
INVESTMENT RESTRICTIONS	10
Fundamental Restrictions	10
Non-Fundamental Restrictions	11
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	12
Brokerage Selection	12
Aggregated Trades	13
Portfolio Turnover	13
PORTFOLIO HOLDINGS DISCLOSURE	13
DESCRIPTION OF THE TRUST	14
BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS	15
Trustees and Officers	15
Board Structure	16
Qualification of Trustees	16
Trustee Standing Committees	17
Beneficial Equity Ownership Information	17
Compensation	17
Principal Holders of Voting Securities	18
MANAGEMENT AND ADMINISTRATION	18
Investment Adviser	18
Portfolio Manager	19
Administrator	19
Distributor	20
Custodian	21
Independent Registered Public Accounting Firm	21
Legal Counsel	21

CODE OF ETHICS	21
PROXY VOTING POLICIES	21
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	22
Purchases	22
Redemptions	22
Additional Information	23
NET ASSET VALUE	24
ADDITIONAL TAX INFORMATION	25
ADDITIONAL INFORMATION ON PERFORMANCE	27
Lipper Analytical Services, Inc	28
Morningstar, Inc	29
FINANCIAL STATEMENTS	29
APPENDIX A – DESCRIPTION OF RATINGS	30
DESCRIPTION OF RATINGS	30
APPENDIX A	30
APPENDIX B	34
APPENDIX B – PROXY VOTING POLICIES	34

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Congressional Effect Family of Funds (the “Trust”) was organized on December 21, 2007 as a Delaware statutory trust.  The sole series of shares of the Trust is the Congressional Effect Fund (the “Fund”), an open-end management investment company.  The Prospectuses describe the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for certain securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectuses and this SAI.

Equity Securities.  The equity portion of the Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or in the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible Securities.  The Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Exchange Traded Funds.  As noted in the Prospectuses, the Fund may invest in ETFs and cash or cash equivalent positions.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income ETFs.  There are risks associated with the potential investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk as described below:

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced.  ETFs may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of ETFs, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  A rise in interest rates generally causes the value of a bond to decrease, and vice versa.  There is the possibility that the value of the particular ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

•
Maturity Risk.  Maturity risk is another factor that can affect the value of a particular ETF’s debt holdings.  Certain ETFs may not have a limitation policy regarding the length of maturity of its debt holdings.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk.  Debt securities are rated by national bond rating agencies.  Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Services, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

Illiquid Investments.  The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objective. Illiquid securities are securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain options traded in the over-the-counter market and securities used to cover such options.

Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.

Other Investment Companies.  As noted in the Prospectuses, the Fund may invest in other investment companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  To the extent an ETF obtains such exemptive relief from the SEC, which many do, the Fund may seek to qualify to invest in such ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative.  The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs.  The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

The 1940 Act also limits the percentage of the Fund’s asset that can be represented by other investment company’s shares to 5% of the Fund’s assets for any one other investment company or 10% of the Fund’s assets for all other investment companies combined.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs, Other Investment Companies and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF, Other Investment Companies or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Real Estate Securities.  The Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Corporate Debt Securities.  The Fund’s fixed income investments may include corporate, municipal or other government debt securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity or yield.  Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”), Fitch Investors Service, Inc. (“Fitch”), or Duff & Phelps (“D&P”) or, if not rated, of equivalent quality in the Adviser’s opinion.  In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P, Fitch, or D&P may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P, Fitch or D&P are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P, Fitch, and D&P are contained in this SAI.  While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P, Fitch, or D&P, or if not rated, of equivalent quality in the Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities.  The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is a type of loan by the Fund that is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  In an effort to minimize the Fund’s risk, before entering into repurchase agreements, the Adviser will evaluate the financial status of the proposed counterparty by reviewing such proposed counterparty’s financial information (e.g. publicly available financial statements), and the Fund will generally only enter into repurchase agreements with counterparties that are established financial institutions.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  There is no limit on the number of repurchase agreements into which the Fund may enter.

Reverse Repurchase Agreements.  The Fund may invest in reverse repurchase agreements, which are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. In addition to taxable reverse repurchase agreements, the Fund also may invest in municipal reverse repurchase agreements.

Options. The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option.   The purchase and

writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on their initial and variation margin deposits.

The Fund will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Short Sales of Securities.  The Fund may make short sales with up to 10% of the Fund’s securities, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Adviser.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Adviser may invest the cash collateral to earn additional income for the Fund.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund shall retain all voting rights with respect to the loaned securities, and the Fund will call securities subject to a securities loan to vote proxies in the event a material matter comes up for vote, pursuant to the Fund’s fiduciary obligations. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENT RESTRICTIONS

Fundamental Restrictions.  The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)
Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.  The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund's total assets.

(3)
Pledge, mortgage or hypothecate its assets, except, with up to one third of its assets, as necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, corporate loans and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)
Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in commodities; or

(8)
With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.  Additionally, the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)
Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(6)
The Fund may not invest more than 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

•
With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction and illiquid securities under the Fund’s sixth non-fundamental investment restriction apply at all times.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

•
Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

•
The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

•
If the Fund invests in other investment companies that concentrate their investments in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which the other investment company invests.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Adviser shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”), which is described in detail under “Management and Administration – Investment Adviser.”  The Adviser may serve as investment adviser for a number of client accounts, including the Fund.    Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser, if any.

Brokerage Selection.  In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.  For the fiscal year ended December 31, 2009, the Trust paid brokerage commissions of $47,535, of which $42,405 was paid to Matrix. For the fiscal year ended December 31, 2008, the Trust paid brokerage commissions of $3,410, of which $2,450 was paid to Matrix. Higher brokerage commissions for the fiscal year ending December 31, 2009 are related to growth in the size of the Fund and an increased amount of trading in the portfolio. Additionally, the fiscal year ended December 31, 2009 was the first full fiscal year of the Fund’s operations.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisery Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades.  While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  December 31, 2009, the Fund’s portfolio turnover was 2996%.  For the fiscal year ended December 31, 2008, the Fund’s portfolio turnover was 406%. The turnover rate was substantially higher in the fiscal year ending 2009 due to a higher than average number of Congressional recesses and differences in the primary methods used to approximate the performance of the S&P 500 when Congress was out of session (e.g., more frequent direct investment in ETFs, which generate higher portfolio turnover). Additionally, the fiscal year ending December 31, 2009 was the first full fiscal year the Fund’s operations.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons.  These policies include the following:

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

•
Public disclosure regarding the Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).  The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•
The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectuses and this SAI, financial printers such as Filepoint EDGAR Services or to brokers and dealers such as Cadent Financial Services, LLC, through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders.  This information is disclosed to third parties under conditions of confidentiality that include a duty not to trade on non-public information.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.  Notwithstanding the foregoing, the Fund is subject to the risk that one or more third parties subject to conditions of confidentiality, particularly those third parties not bound by confidentiality clauses in written agreements, will front run the Fund.

•
The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports.  In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the  arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders.  The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•	The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

•
No person (including the Adviser and the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust)), for themselves or on behalf of the Fund, may receive any direct or indirect compensation or other consideration in exchange for the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 21, 2007, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently offers only one series of shares, Congressional Effect Fund.  The Congressional Effect Fund offers three classes of shares, Institutional Shares, Investor Shares and Service Shares.  The number of shares in the Trust shall be unlimited.  The Trustees may classify and reclassify the shares of the Fund into classes of shares at a future date.  When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
Independent Trustees
Daniel Ripp 420 Lexington Avenue, Suite 601 New York, NY 10170 Age: 44	Trustee	Since Inception
President and head of research of Bradley Woods & Co. Ltd., an independent research firm, since 2004;  President and CEO of H.C. Wainwright & Co., an investment bank, from 2003-2004; CFO of Casimir Capital from 2001-2003
				One	None
Samuel H. Solomon 420 Lexington Avenue, Suite 601 New York, NY 10170 Age: 55	Trustee	Since Inception	Independent consultant (2009 - present); Chairman of DOAR Litigation Consulting from 1989 to 2009.	One	None
Robert J. Cresci 420 Lexington Avenue, Suite 601 New York, NY 10170 Age: 66	Trustee	Since Inception	Managing Director of Pecks Management Partners Ltd., an investment management firm, since 1990.	One	3 (Luminex Corporation; j2 Global Communications, Inc.; and Continucare Corporation)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
Interested Trustee*
Eric T. Singer 420 Lexington Avenue, Suite 601 New York, NY 10170 Age: 57	Trustee and President	Since Inception
Registered Person of Matrix Capital Group since May 2008; managing member of the Adviser since inception;   Managing Director of Pelion Securities Corporation since 2007; Managing Director of Pali Capital, Inc. from 2003 to 2007; Managing Director of H.C. Wainwright & Co, Inc. from 1999 to 2003; Executive Vice President and Co-Head of investment banking Gerard Klauer & Mattison Co., Inc., an institutional banking and equities research firm, from 1990-1999
			One	None
Officers
David Ganley 630 Fitzwatertown Road Willow Grove, Pennsylvania 19090 Age 63	Secretary and Chief Compliance Officer	Since Inception
Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005. He was previously president of InCap Securities and chief administrative officer of InCap Service Company Group, Inc. from January 2001 to December 2004.
			N/A	N/A
Larry E. Beaver, Jr. 630-A Fitzwatertown Road Willow Grove, PA 19090 Age 40	Treasurer	Since Inception
Mr. Beaver has been the Director of Fund Accounting & Administration of Matrix Capital Group since February 2005.  He was previously Fund accounting manager of InCap Service Co., from May 2003 to January 2005.
			N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Adviser.

Board Structure

The Trust’s Board of Trustees includes three independent Trustees and one interested Trustee, Mr. Singer, who is Chairman of the Board of Trustees.  The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board’s current and historical small size and the fact that there is a single fund of the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Singer, and the Trust’s Chief Compliance Officer, David Ganley, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Singer has experience as an investor, including his roles as principal and portfolio manager of the Adviser and, previously, as a managing director of several other investment firms and additional experience in investment banking.  Mr. Cresci has business experience as a managing director of an investment management firm.  In addition, he has served on a number of other boards and advisory committees.  Mr. Ripp has business experience as president of an independent investment research company and as president of an investment bank. Mr. Solomon has business experience as a chairman of a litigation consulting firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meeting of the shareholders of the Trust.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2009 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Daniel Ripp	A	A
Samuel H. Solomon	B	B
Robert J. Cresci	A	A
Eric T. Singer	B	B

* Each Trustee serves as a trustee to the one fund of the Trust.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee**	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Daniel Ripp	$3,350	None	None	$3,350
Samuel H. Solomon	$3,100	None	None	$3,100
Robert J. Cresci	$3,600	None	None	$3,600
Interested Trustees
Eric T. Singer	None	None	None	None

*    Figures are for the year ended December 31, 2009.
**  Each of the Trustees serves as a Trustee to the one fund of the Trust.

Control Persons and Principal Holders of Voting Securities.  As of June 30, 2010, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding Investor Shares of the Fund.

As of June 30, 2010, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of June 30, 2010.

Investor Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Dunn's Foundation for the ADVA for	146,994.498 Shares	18.60%
Right Thinking DTD 4/30/1993
309 SE Osceola St. Suite 350
Stuart, FL. 34994-2250

The Randolph Foundation	119.991.951 Shares	15.21%
255 E. 49th Street, Suite 23D
New York, NY 10017

New Eagle Holdings LLC	104,602.51 Shares	13.26%
1345 Avenue of the Americas 44th Floor
New York, NY. 10105

Steinberg Charitable Trust	98,231.827 Shares	12.45%
315 Park Avenue S. 20th Floor
New York, NY 10010

Charles Schwab & Co.	60,755.194 Shares	7.60%
101 Montgomery Street
San Francisco, CA 94104

MANAGEMENT AND ADMINISTRATION

Investment Adviser.  Congressional Effect Management, LLC, a Delaware limited liability company, currently serves as investment adviser to the Fund.  The Adviser has been engaged in the investment advisory business since January 2008.  As of March 1, 2010, the Adviser’s only client is the Fund.  Accordingly, as of March 1, 2010, the Adviser had approximately $8.0 million under management.

The Adviser supervises the Fund's investments pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the

Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Adviser is responsible for investment decisions and provides the Fund with a portfolio manager who is authorized by the Trustees to execute purchases and sales of securities.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 1.00% of the Fund’s net assets.  In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.50% of the average daily net assets of the Fund through October 1, 2011.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 1.50%, as indicated in the Prospectuses.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the expense limitation. For the fiscal year ended December 31, 2009, the Adviser did not receive any management fee after waiving $45,271 of its fee and reimbursing the Fund in the amount of $81,587. For the period from May 23, 2008 to December 31, 2008, the Adviser did not receive any management fee after waiving $7,418 of its fee.

In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection.”

Portfolio Manager.  Eric T. Singer is the portfolio manager of the Fund.  As of March 1, 2010, he is not responsible for the day-to-day management of any other accounts as the Fund is the only client of the Adviser.  He is the managing member of the Adviser and its portfolio manager.

Compensation.  Mr. Singer receives a base salary from the Adviser, and is eligible to participate in the Adviser’s retirement plan arrangements.  Mr. Singer owns 100% of the Adviser, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, Mr. Singer is expected to receive increased profits as a owner of the Adviser as assets of the Fund increase.

Ownership of Securities.  As of June 30, 2010, Mr. Singer beneficially owned $1-$10,000 of equity securities of the Fund.

Administrator.  Matrix Capital Group, Inc. (“Matrix”) with principal business offices at 420 Lexington Avenue, New York, NY 10170 provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, Matrix is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

Under the Services Agreement, the Trust pays Matrix a base fee of $20,000 per year; plus an additional fee at the following rate:

0.250% on daily net assets between $0 and $50 million;
0.200% on the next $50 million of daily net assets;
0.150% on the next $100 million of daily net assets; and
0.100% in excess of $200 million of daily net assets

For the fiscal year ended December 31, 2009, the Trust paid fees to Matrix under the Services Agreement of $47,086.  For the period from May 23, 2008 to December 31, 2008, the Trust paid fees to Matrix under the Services Agreement of $29,232.

Distributor.  Matrix also acts as the principal underwriter and distributor (the “Distributor”) of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and Matrix requires Matrix to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, Matrix has no obligation to sell any specific number of shares and will only sell shares for orders it receives.  Under the Distribution Agreement, the Distributor may be reimbursed from the Fund’s Plan (defined below), to the extent permitted under Rule 12b-1 under the 1940 Act, for out-of-pocket expenses related to its services under the Distribution Agreement for the Investor Shares or Service Shares.  For the fiscal years ended December 31, 2009 and December 31, 2008, the Trust did not pay any fees to the Distributor under the Distribution Agreement. The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party.

David Ganley, an affiliated person of the Fund, is also an affiliated person of the Administrator and Distributor.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Shares and Service Shares (see “Management – Distribution of Shares” in the Prospectuses and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.  The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.

The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet Fund redemptions and to take advantage of buying opportunities for the Fund without having to make unwarranted liquidations of portfolio securities.  Other potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency fees as a percentage of assets (unless and until the Fund has a sufficient number of accounts to exceed the minimum monthly transfer agency fees), savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Fund’s principal distributor Matrix) for sales of the Fund’s Investor Shares or Service Shares, or for other expenses associated with distributing these share classes.  The Fund may expend up to 0.25% of the Investor Shares’ or 1.00% of the Service Shares’ respective average daily net assets annually to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

Payments under the Fund’s Plan for the fiscal year ended December 31, 2009 totaled $11,318. Payments under the Plan for the period from May 23, 2008 to December 31, 2008 totaled $1,854. These payments were spent primarily on compensation to broker-dealers for the sale of the Investor Shares and on reimbursement to the Adviser for marketing expenses.

Custodian.  Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safe-keeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Sanville & Company, to serve as independent registered public accountants for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Trust and the Fund.

CODE OF ETHICS

The Trust and the Adviser each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code).  The code permits employees and officers of the Trust and the Adviser to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at 888.553.4233; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases.  Reference is made to “Purchasing Shares” in the Prospectuses for more information concerning how to purchase shares.  Specifically, potential investors should refer to the Prospectuses for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders.  The Prospectuses also describe the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares.  The following information supplements the information regarding share purchases in the Prospectuses:

Pricing of Orders.  Shares of the Fund will be offered and sold on a continuous basis.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as a subsequent investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases In-Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining the Fund’s Net Asset Value” in the Prospectuses.

Share Certificates.  The Fund does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions.  Reference is made to “Redeeming Shares” in the Prospectuses for more information concerning how to redeem shares.  Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectuses for information regarding redeeming shares by mail, telephone/fax or bank wire.  The Prospectuses also describe a redemption fee that applies to certain redemptions of shares of the Fund.  The Prospectuses also describe the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in-kind, signature guarantees and other information about the Fund’s redemption policies.  The following information supplements the information regarding share redemptions in the Prospectuses:

Suspension of Redemption Privileges and Postponement of Payment.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible reimbursement of fees charged to the Fund by the Custodian for wiring redemption proceeds, and the assessment of a Redemption Fee on certain redemptions of Fund shares occurring within sixty (60) days following the issuance of such shares.  For information on the Redemption Fee that applies to certain purchases Fund shares, see “Redeeming Shares – Redemption Fee” in the Prospectuses.

Involuntary Redemptions.  In addition to the situations described in the Prospectuses under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

Additional Information.  Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares.  Investors who have questions about any of this information should call the Fund at 888.553.4233.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at Congressional Effect Family of Funds, c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectuses under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications.  Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Plan under Rule 12b-1. As discussed in the “Management and Administration – Distributor” section above, the Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Fund for its Investor Shares and Service Shares.  Under the Plan, the Fund may pay for services related to the distribution of Investor Shares and Service Shares with up to 0.25% and 1.00%, respectively, of these share classes’ assets on an annual basis.  The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares.  No Redemption Fee will be imposed with respect to such involuntary redemptions.

The Fund does not intend, under normal circumstances, to redeem its securities by payment in-kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would bear market risk until the securities are sold and would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of each class of shares of the Fund (“Class”) normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund.  Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares and Service Shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

As described in the Prospectuses, the Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security.  A description of these procedures and instructions is included in the Prospectuses and is incorporated herein by reference.  As explained in the Prospectuses, because the Fund’s fair valuing of Restricted Securities is a determination of the amount which the owner might reasonably expect to receive for them upon their current sale, the Fund is subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the Fund’s business of investing in such stock, securities or currencies; net income derived from an investment in a qualified publicly traded partnership.  For these purposes, a qualified publicly traded partnership is generally a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.  Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are determined to be engaged in the same, similar  or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transaction occuring prior to January 1, 2011 and 20% for those occuring after December 31, 2010, unless current applicable capital gains rates are changed by Congress.  Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2010, after which such dividends would return to being taxed at ordinary income rates.   Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares and any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2010) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where   P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where   P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where   P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  The Fund may also measure its performance against the S&P 500 Index.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may also compare its performance to other reports of the performance of managed accounts of the Adviser.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•           Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•           Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Prospectuses to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Rating Service and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended December 31, 2009, including the financial highlights appearing in the Annual Report to shareholders, for the Fund are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire from time to time debt securities as described in the Prospectuses and this SAI.  The Fund is not restricted with respect to yield, maturity or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA –	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA –	Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A –
Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB –
Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa –	Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa –	Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –	Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –	Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 –	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 –	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 –	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP –	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 –
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 –
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 –
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA –
Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA –
Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A –
High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB –
Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

F1 –	Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 –	Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 –
Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B –	Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Adviser distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests.  Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

(1)   PROXY VOTING AND DISCLOSURE POLICY FOR THE CONGRESSIONAL EFFECT FAMILY OF FUNDS

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and the Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that the Adviser, as the Funds’ investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and
(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the Fund.  The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

(2)   PROXY VOTING AND DISCLOSURE POLICY FOR CONGRESSIONAL EFFECT MANAGEMENT, LLC

PROXY VOTING POLICIES

A.	Introduction

Rule 204-2 of the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Congressional Effect Management, LLC (“CEM”) has actually voted their proxies.  While decisions about how to vote must be determined on a case-by-case basis, CEM’s general policies and procedures for voting proxies are set forth below.

B.	Specific Proxy Voting Policies and Procedures

CEM believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  However, under normal circumstances, CEM expects that (i) client portfolios will not include securities of publicly-traded companies; and (ii) if any such publicly-traded securities are held, the client will vote its own proxies.  Nevertheless, if CEM is granted authority to vote proxies, CEM will vote such proxies in the manner that serves the best interests of their clients in accordance with this policy.

The following details CEM’s philosophy and practice regarding the voting of proxies.

1.	General

CEM believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement CEM’s proxy voting policies, CEM has developed the following procedures for voting proxies.

a.           Upon receipt of a corporate proxy by CEM, the special or annual report and the proxy are submitted to CEM’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with CEM’s Vice President before voting the proxy.

b.           The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of CEM’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

c.           The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in CEM’s files.

3.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then an officer of CEM shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

C.	Voting Guidelines

While CEM’s policy is to review each proxy proposal on its individual merits, CEM has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, CEM will generally vote in favor of management’s proposed directors.  In a contested election, CEM will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, CEM will review any contested proposal on its merits.

Notwithstanding the foregoing, CEM expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

CEM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  CEM will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

CEM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, CEM expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

CEM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, CEM expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

CEM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.
Notwithstanding the foregoing, CEM expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

CEM generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, CEM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  CEM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, CEM expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

CEM evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, CEM may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, CEM expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

CEM generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

CEM will generally vote against proposals involving corporate responsibility and social issues, although CEM may vote for corporate responsibility and social issue proposals that CEM believes will have substantial positive economic or other effects on a company or the company’s stock.

C.	Conflicts

In cases where CEM is aware of a conflict between the interests of a client(s) and the interests of CEM or an affiliated person of CEM (e.g., a portfolio holding is a client or an affiliate of a client of CEM), the CEM will take the following steps:

(a)           vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the CEM’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)           for other matters, contact the client for instructions with respect to how to vote the proxy.

D.	CEM Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires CEM to disclose in response to any client request how the client can obtain information from CEM on how its securities were voted.  CEM will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to CEM.  Upon receiving a written request from a client, CEM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires CEM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  CEM will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, CEM will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

E.	Recordkeeping

CEM shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(v)	A copy of this Policy;
(vi)	Proxy Statements received regarding client securities;

(vii)	Records of votes cast on behalf of clients;
(viii)	Any documents prepared by CEM that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(ix)	Records of client requests for proxy voting information.

CEM may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CEM that are maintained with a third party such as a proxy voting service, provided that CEM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

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